Q3 2015 Earnings Presentation 0November 5, 2015

I. Introduction Shefali Shah, SVP and General Counsel II. Operational Highlights Chris Bradshaw, President and CEO III. Financial Review Andy Puhala, SVP and CFO IV. Questions & Answers Q3 2015 Earnings Call Agenda 1

2 Cautionary Statement Regarding Forward Looking Statements This presentation contains “forward-looking statements.” Forward-looking statements give the Company’s current expectations or forecasts of future events. Forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe,” “project,” or “continue,” or other similar words. These statements reflect management’s current views with respect to future events and are subject to risks and uncertainties, both known and unknown. The Company’s actual results may vary materially from those anticipated in forward-looking statements. The Company cautions investors not to place undue reliance on any forward-looking statements. Such risks, uncertainties and other important factors include, among others, the Company’s dependence on, and the cyclical and volatile nature of, offshore oil and gas exploration, development and production activity, and the impact of general economic conditions and fluctuations in worldwide prices of and demand for oil and natural gas on such activity levels; the Company’s reliance on a small number of customers and reduction of our customer base resulting from consolidation; risks inherent in operating helicopters; the Company’s ability to maintain an acceptable safety record; the Company’s ability to successfully expand into other geographic and helicopter service markets; the impact of increased United States (“U.S.”) and foreign government regulation and legislation, including potential government implemented moratoriums on drilling activities; risks of engaging in competitive processes or expending significant resources, with no guaranty of recoupment; risks of a grounding of all or a portion of the Company’s fleet for extended periods of time or indefinitely; risks that the Company’s customers reduce or cancel contracted services or tender processes; the Company’s reliance on a small number of helicopter manufacturers and suppliers; risks associated with political instability, governmental action, war, acts of terrorism and changes in the economic condition in any foreign country where the Company does business, which may result in expropriation, nationalization, confiscation or deprivation of our assets or result in claims of a force majeure situation; the impact of declines in the global economy and financial markets; the impact of fluctuations in foreign currency exchange rates on the Company’s cost to purchase helicopters, spare parts and related services and on asset values; the Company’s credit risk exposure; the Company’s ongoing need to replace aging helicopters; the Company’s reliance on the secondary used helicopter market to dispose of older helicopters; the Company’s reliance on information technology; the impact of allocation of risk between the Company and its customers; the liability, legal fees and costs in connection with providing emergency response services; risks associated with the Company’s debt structure; operational and financial difficulties of the Company’s joint ventures and partners; conflict with the other owners of the Company’s non-wholly owned subsidiaries and other equity investees; adverse results of legal proceedings; adverse weather conditions and seasonality; adequacy of the Company’s insurance coverage; the attraction and retention of qualified personnel; restrictions on the amount of foreign ownership of the Company’s common stock; and various other matters and factors, many of which are beyond the Company’s control. These factors are not exhaustive, and new factors may emerge or changes to the foregoing factors may occur that could impact the Company’s business. Except to the extent required by law, the Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

3 This presentation includes EBITDA and Adjusted EBITDA as supplemental measures of the Company’s operating performance. EBITDA is defined as Earnings before Interest (includes interest income, interest expense and interest expense on advances from SEACOR), Taxes, Depreciation and Amortization. Adjusted EBITDA is defined as EBITDA further adjusted for SEACOR Management Fees and certain other special items that occurred during the reporting period. Neither EBITDA nor Adjusted EBITDA is a recognized term under generally accepted accounting principles in the U.S. (“GAAP”). Accordingly, they should not be used as an indicator of, or an alternative to, net income as a measure of operating performance. In addition, EBITDA and Adjusted EBITDA are not intended to be a measure of free cash flow available for discretionary use, as they do not take into account certain cash requirements, such as debt service requirements. EBITDA and Adjusted EBITDA have limitations as analytical tools, and you should not consider them in isolation, nor as a substitute for analysis of our results as reported under GAAP. Because the definitions of EBITDA and Adjusted EBITDA (or similar measures) may vary among companies and industries, they may not be comparable to other similarly titled measures used by other companies. A reconciliation of EBITDA, Adjusted EBITDA and Adjusted EBITDA further adjusted to exclude gains on asset dispositions is included in this presentation. Non-GAAP Financial Measures Reconciliation

4 Operational Highlights

14,625 12,970 11,667 12,970 0 5,000 10,000 15,000 20,000 Q3 2014 Q3 2015 Q2 2015 Q3 2015 $90,510 $69,741 $70,738 $69,741 – $25,000 $50,000 $75,000 $100,000 $125,000 Q3 2014 Q3 2015 Q2 2015 Q3 2015 $24,886 $17,087 $20,259 $17,087 – $10,000 $20,000 $30,000 $40,000 Q3 2014 Q3 2015 Q2 2015 Q3 2015 • Revenues of $69.7mm ̶ $20.8mm lower than Q3 2014 primarily due to lower utilization of our helicopters and the sale of our FBO business in Q2 2015 ̶ $1.0mm lower than Q2 2015 primarily due to fewer helicopters on contract in Alaska, lower SAR revenues and the FBO sale • Adjusted EBITDA of $17.1mm • Net income of $0.9 mm and EPS of $0.04 5 Q3 2015 Highlights Revenues ($000s) Adjusted EBITDA ($000s) Flight Hours 23% 11% 11% 31% 1% 16%

$52,870 $42,132 $41,821 $42,132 – $25,000 $50,000 $75,000 Q3 2014 Q3 2015 Q2 2015 Q3 2015 10,594 9,435 8,717 9,435 0 5,000 10,000 15,000 Q3 2014 Q3 2015 Q2 2015 Q3 2015 6 Oil & Gas – Gulf of Mexico Revenues ($000s) Flight Hours • Year-over-year revenues and flight hours down primarily due to lower utilization of medium and heavy helicopters • Sequential quarter revenues were flat. Flight hours increased primarily due to increased utilization of light helicopters • First S92 revenue flight on October 19 20% 11% 8%1%

939 797 732 797 0 500 1,000 1,500 Q3 2014 Q3 2015 Q2 2015 Q3 2015 $7,984 $5,429 $6,009 $5,429 – $2,000 $4,000 $6,000 $8,000 $10,000 Q3 2014 Q3 2015 Q2 2015 Q3 2015 7 Oil & Gas – Alaska Revenues ($000s) Flight Hours 15% 9% 32% • Year-over-year revenues and flight hours down primarily due to lower utilization • Sequential quarter revenues down due to fewer helicopters on contract ̶ Flight hours increased, consistent with seasonal pattern • Shell’s decision to exit Alaska represents a negative sign for near-term activity 10%

8 Oil & Gas – International • Year-over-year revenues decreased due to conclusion of a contract • The integration of Sicher Helicopters, our consolidated Colombian joint venture, continues, and we are preparing for the launch of offshore operations in 2016

$12,392 $11,925 $12,233 $11,925 – $5,000 $10,000 $15,000 $20,000 $25,000 Q3 2014 Q3 2015 Q2 2015 Q3 2015 9 Dry-Leasing Revenues ($000s) • Revenues decreased year-over-year due to contracts that ended subsequent to the prior year quarter, partially offset by increased cash collections from Aeróleo ̶ Aeróleo cash collections increased $1.5mm over prior year quarter, but decreased $0.6mm over Q2 2015 primarily due to weakening of the Brazilian real • In addition to Brazil, we dry lease helicopters to third party helicopter operators in India, the North Sea and Spain • Revenues from Aeróleo have been recognized on a cash receipts basis since 2012 • Following the closing of the Aeroleo partner transaction on October 1st, Aeroleo financial results will be consolidated within Era’s financial statements beginning with Q4 2015 ̶ Revenues will be reflected in our International Oil and Gas line of service 4% 3%

$5,666 $4,418 $4,989 $4,418 – $2,500 $5,000 $7,500 $10,000 Q3 2014 Q3 2015 Q2 2015 Q3 2015 348 265 260 265 0 250 500 750 1,000 Q3 2014 Q3 2015 Q2 2015 Q3 2015 10 Search and Rescue Revenues ($000s) Flight Hours • Decrease in revenues over the prior year quarter and sequential quarter primarily due to the end of a subscriber contract ̶ We are pleased to announce the addition of a major international oil and gas company as a new SAR subscriber in Q4 2015 • Operate AW139 SAR helicopters out of Galveston, TX and Fourchon, LA providing 24/7 emergency services covering the entire U.S. Gulf of Mexico 24% 22% 11% 2%

$2,569 $1,854 $1,914 $1,854 – $1,000 $2,000 $3,000 $4,000 $5,000 Q3 2014 Q3 2015 Q2 2015 Q3 2015 1,239 949 826 949 0 500 1,000 1,500 Q3 2014 Q3 2015 Q2 2015 Q3 2015 11 • Year-over-year decline in revenues and flight hours primarily due to the conclusion of a contract subsequent to the prior year quarter • Operate with a mix of helicopters owned by Era, leased-in by Era or owned by the hospitals served Air Medical Revenues ($000s) Flight Hours 23% 28% 3% 15%

$4,043 $3,923 $3,118 $3,923 – $2,500 $5,000 $7,500 $10,000 Q3 2014 Q3 2015 Q2 2015 Q3 2015 1,505 1,502 1,118 1,502 0 500 1,000 1,500 2,000 2,500 Q3 2014 Q3 2015 Q2 2015 Q3 2015 12 • Decrease in revenues over the prior year quarter due to reduced customer bookings • Increase in revenue and flight hours sequentially due to more operating days • Seasonal business which operates AS350s out of bases in Juneau and Denali, Alaska from mid-May to mid-September during tourist season each year ̶ Block space is allocated to cruise lines and seats are sold directly to customers Flightseeing Revenue ($000s) Flight Hours 34%26% 3% Unchanged

13 Financial Review

14 Quarter Period Over Period Comparison Three Months Ended September 30, 2015 2014 $ Change % Variance ($000s) Operating revenues 69,741$ 90,510$ (20,769)$ (23%) Operating expenses 43,007 54,282 (11,275) 21% G&A expenses 11,238 12,941 (1,703) 13% Depreciation 12,186 11,746 440 (4%) Gains on asset dispositions, net 1,813 42 1,771 N/A Operating income 5,123 11,583 (6,460) (56%) Interest income 232 130 102 78% Interest expense (3,121) (3,629) 508 14% Loss on debt extinguishment (16) - (16) N/A Derivative gains (losses), net 8 (1,703) 1,711 N/A Foreign currency gains (losses), net 146 (485) 631 N/A Other, net - (3) 3 N/A Income tax expense (1,343) (2,868) 1,525 53% Equity earnings (losses), net (376) 1,286 (1,662) N/A Net income 653$ 4,311$ (3,658)$ (85%) Net loss (income) attributable to NCI 208 (45) 253 N/A Net income attributable to Era Group Inc. 861$ 4,266$ (3,405)$ (80%) Adjusted EBITDA 17,087$ 24,886$ (7,799)$ (31%) % Margin 25% 27% Adjusted EBITDA Excluding Gains 15,274$ 24,844$ (9,570)$ (39%) % Margin 22% 27%

15 Sequential Quarter Comparison Three Months Ended 30-Sep 30-Jun $ Change % Variance ($000s) Operating revenues 69,741$ 70,738$ (997)$ (1%) Operating expenses 43,007 39,784 3,223 (8%) G&A expenses 11,238 10,779 459 (4%) Depreciation 12,186 11,398 788 (7%) Gains (losses) on asset dispositions, net 1,813 (242) 2,055 N/A Operating income 5,123 8,535 (3,412) (40%) Interest income 232 317 (85) (27%) Interest expense (3,121) (2,881) (240) (8%) Loss on debt extinguishment (16) - (16) N/A Derivative gains (losses), net 8 (10) 18 N/A Foreign currency gains, net 146 543 (397) (73%) Gain on sale of FBO - 12,946 (12,946) N/A Other, net - (9) 9 N/A Income tax expense (1,343) (8,138) 6,795 83% Equity losses, net (376) (198) (178) (90%) Net income 653$ 11,105$ (10,452)$ (94%) Net loss attributable to NCI 208 228 (20) (9%) Net income attributable to Era Group Inc. 861$ 11,333$ (10,472)$ (92%) Adjusted EBITDA 17,087$ 20,259$ (3,172)$ (16%) % Margin 25% 29% Adjusted EBITDA Excluding Gains 15,274$ 20,501$ (5,227)$ (25%) % Margin 22% 29%

16 Year-to-date Comparison Nine Months Ended September 30, 2015 2014 $ Change % Variance ($000s) Operating revenues 207,894$ 256,533$ (48,639)$ (19%) Operating expenses 126,396 158,601 (32,205) 20% G&A expenses 31,760 34,340 (2,580) 8% Depreciation 35,186 34,458 728 (2%) Gains on asset dispositions, net 4,959 6,072 (1,113) (18%) Operating income 19,511 35,206 (15,695) (45%) Interest income 800 418 382 91% Interest expense (9,547) (11,222) 1,675 15% Gain on debt extinguishment 248 - 248 N/A Derivative losses, net (14) (1,744) 1,730 99% Note receivable impairment - (2,457) 2,457 N/A Foreign currency losses, net (2,271) (521) (1,750) (336%) Gain on sale of FBO 12,946 - 12,946 N/A Other, net (9) 10 (19) N/A Income tax expense (9,426) (8,130) (1,296) (16%) Equity earnings (losses), net (719) 2,321 (3,040) N/A Net income 11,519$ 13,881$ (2,362)$ (17%) Net loss attributable to NCI in subsidiary 633 51 582 1141% Net income attributable to Era Group Inc. 12,152$ 13,932$ (1,780)$ (13%) Adjusted EBITDA 51,684$ 72,192$ (20,508)$ (28%) % Margin 25% 28% Adjusted EBITDA Excluding Gains 46,725$ 66,120$ (19,395)$ (29%) % Margin 22% 26%

17 Equity and Debt Repurchases Equity Repurchases • During the quarter, we repurchased 131,984 shares of our common stock for $2.1mm ̶ Average price per share of $15.65 ̶ Repurchase of common stock was funded with existing cash balances, cash from operating activities and proceeds from asset dispositions Debt Repurchases • During the quarter, we repurchased $15.0mm of our 7.75% Senior Notes at prices ranging from 97.25 to 97.50 • In October, we repurchased an additional $19.9mm of our 7.75% Senior Notes at prices ranging from 93.00 to 95.00 • Repurchase of our 7.75% Senior Notes was funded with existing cash balances, cash from operating activities, proceeds from asset dispositions and borrowings under our senior secured revolving credit facility • To date, we have repurchased $44.8mm of our $200mm 7.75% Senior Notes due in 2022 ̶ At the current borrowing rate under our senior secured revolving credit facility, the aggregate repurchases imply annual interest expense savings of $2.4mm

18 Leverage Metrics Total Liquidity (US$mm)(a) Healthy Leverage Metrics and Ample Liquidity Note: As reported GAAP basis (a) At period end $149 $164 $176 $136 $244 $244 $244 $214 $209 $219 $227 $25 $28 $32 $31 $25 $15 $40 $41 $34 $17 $14 $174 $193 $209 $167 $270 $259 $285 $255 $243 $236 $241 – $50 $100 $150 $200 $250 $300 Mar-13 Jun-13 Sep-13 Dec-13 Mar-14 Jun-14 Sep-14 Dec-14 Mar-15 Jun-15 Sep-15 Availability on revolver Cash and equivalents 3.3x 2.8x 2.6x 3.0x 3.1x 3.1x 3.1x 3.4x 3.7x 3.8x 3.9x 6.4x 6.0x 5.5x 5.3x 5.3x 5.7x 5.9x 6.1x 5.7x 5.7x 5.4x 0.0x 1.0x 2.0x 3.0x 4.0x 5.0x 6.0x 7.0x Mar-13 Jun-13 Sep-13 Dec-13 Mar-14 Jun-14 Sep-14 Dec-14 Mar-15 Jun-15 Sep-15 Total debt / Adjusted EBITDA Adjusted EBITDA / interest expense

19 Appendix

20 Owned(a) Joint Ventured Leased-In Managed Total Average Age(b) Heavy: H225 9 – – – 9 5 Total Heavy 9 – – – 9 Medium: AW139 38 1 – – 39 6 B212 8 – – – 8 36 B412 2 – – – 2 34 S76 A/A++ 2 – – – 2 25 S76 C+/C++ 5 – – 1 6 9 Total Medium 55 1 – 1 57 Light – twin engine: A109 7 – – – 7 9 BK-117 – – 2 1 3 N/A BO-105 3 – – – 3 26 H135 14 – 2 1 17 8 H145 3 – – 2 5 6 Total Light – twin engine 27 – 4 4 35 Light – single engine: A119 16 – – – 16 9 AS350 31 – – – 31 20 Total Light – single engine 47 – – – 47 Total Helicopters 138 1 4 5 148 13 (a) Does not include an S92 heavy helicopter that was delivered in September 2015 but not yet placed in service (b) Average for owned fleet Fleet Overview

September 30, 2015 ($000s) Cash and cash equivalents $13,808  Credit facility $70,000  Promissory notes 25,335  Total secured debt $95,335  7.750% Senior Notes $175,100  Other 119  Total debt $270,554  Net debt $256,746  Shareholders' Equity $473,724  Total capitalization $744,278  Total Debt / Adjusted EBITDA 3.9x  Adjusted EBITDA / Interest Expense 5.4x  Net Debt / Net Capitalization (a) 35%  Total Debt / Total capitalization 36%  Available under credit facility $227,200  21 • In October, we repurchased an additional $19.9mm of our 7.75% Senior Notes, funded with borrowings under our senior secured revolving credit facility • Era continues to generate substantial free cash flow before growth capex • Flexibility to deploy capital for attractive opportunities • Existing capital commitments can be funded via combination of cash-on-hand, cash flow from operations and temporary borrowings under our revolving credit facility Capitalization and Financial Policy (a) Calculated as Total debt less cash and cash equivalents / Total capitalization less cash and cash equivalents

22 Historical Gains on Helicopter Sales (a) Indexed resale value of several helicopter types by vintage, inflation adjusted to 2011 dollars. Source: HeliValue$, Cowen and Co. (b) Index includes: Augusta Westland 109A Widebody (1988 model), Bell 212 (1979 model), Bell 412 (1984 model), Eurocopter BK 117A-4 (1988 model), Eurocopter AS 350B (1982 model), Sikorsky S-76A Mark II (1982 model) (c) Era depreciates its helicopters to 40% salvage value over 15 years • We have consistently sold helicopters at a premium to book value • Since 2004, Era has sold 103 aircraft for an aggregate gain of nearly $80 million • We spent $44 million, $57 million and $64 million in 2012, 2013 and 2014, respectively, to maintain our fleet ̶ Amounts fully expensed, as we do not capitalize maintenance expenditures Helicopter Value Retention 20 40 60 80 100 0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 Helicopter Age (Indexed Resale Value) Premium to Book Helicopter Resale Value(a)(b) Illustrative Book Value(c) Historical Gains on Helicopter Sales ($000s) 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 Total # of Aircraft Sold 2 8 15 11 8 5 2 14 6 15 3 14 103 Acquisition Cost $1,401 $13,599 $34,373 $20,842 $11,781 $24,670 $471 $20,848 $4,164 $74,296 $2,317 $27,358 236,120 Sale Proceeds 1,385 19,011 36,628 28,170 14,790 25,267 740 28,680 3,435 68,165 6,950 20,111 253,332 Book Value at Sale 936 10,958 27,231 19,362 9,776 24,853 254 12,640 1,268 50,247 931 15,735 174,193 Gain on Sale $449 $8,053 $9,397 $8,808 $5,014 $414 $486 $16,040 $2,167 $17,918 $6,019 $4,375 $79,139

23 Operating Revenues and Flight Hours by Line of Service Note: Flight hours do not include hours flown by helicopters in our dry-leasing line of service (a) Primarily oil and gas services, but also includes revenues and flight hours from activities such as firefighting and utility support Three Months Ended Revenue ($000s) 30-Sep-15 30-Jun-15 31-Mar-15 31-Dec-14 30-Sep-14 Oil and gas:(a) U.S. Gulf of Mexico $42,132 $41,821 $41,913 $45,837 $52,870 Alaska 5,429 6,009 3,801 6,496 7,984 International 60 47 – 183 1,514 Total oil and gas $47,621 $47,877 $45,714 $52,516 $62,368 Dry-Leasing 11,925 12,233 11,956 11,911 12,392 Search and rescue 4,418 4,989 5,238 5,650 5,666 Air medical services 1,854 1,914 2,367 2,301 2,569 Flightseeing 3,923 3,118 – – 4,043 FBO – 614 2,146 2,403 3,562 Eliminations – (7) (6) (92) (90) $69,741 $70,738 $67,415 $74,689 $90,510 Three Months Ended Flight Hours 30-Sep-15 30-Jun-15 31-Mar-15 31-Dec-14 30-Sep-14 Oil and gas:(a) U.S. Gulf of Mexico 9,435 8,717 7,612 8,514 10,594 Alaska 797 732 290 560 939 International 22 14 – – – Total oil and gas 10,254 9,463 7,902 9,074 11,533 Search and rescue 265 260 300 355 348 Air medical services 949 826 825 831 1,239 Flightseeing 1,502 1,118 – – 1,505 12,970 11,667 9,027 10,260 14,625

Era

Financial Highlights

($ millions)	Fiscal Year 2010	Fiscal Year 2011	Fiscal Year 2012	Fiscal Year 2013	Fiscal Year 2014	9 Mos. Ended Sept 30, 2014	9 Mos. Ended Sept 30, 2015
Revenue	$ 235.4	$ 258.1	$ 272.9	$ 299.0	$ 331.2	$ 256.5	$ 207.9
Operating Expenses	147.2	162.7	167.2	186.6	204.4	158.6	126.4
G&A	25.8	31.9	34.8	38.9	44.0	34.3	31.8
Depreciation	43.4	42.6	42.5	45.6	46.3	34.5	35.2
Gains on Asset Dispositions	0.8	15.2	3.6	18.3	6.1	6.1	5.0
Operating Income	19.8	36.1	32.0	46.2	42.7	35.2	19.5
Other Income (Expense):							
Interest Income	0.1	0.7	0.9	0.6	0.5	0.4	0.8
Interest Expense	(0.1)	(1.4)	(10.6)	(18.1)	(14.8)	(11.2)	(9.5)
Gain on Debt Extinguishment	-	-	-	-	-	-	0.2
Intercompany Interest	(21.4)	(23.4)	-	-	-	-	-
Derivative Gains (Losses)	(0.1)	(1.3)	(0.5)	(0.1)	(0.9)	(1.7)	(0.0)
Note Receivable Impairment	-	-	-	-	(2.5)	(2.5)	-
Foreign Currency Gains (Losses)	(1.5)	0.5	0.7	0.7	(2.4)	(0.5)	(2.3)
Gain on sale of FBO	-	-	-	-	-	-	12.9
SEACOR Corporate Charges	(4.6)	(8.8)	(2.0)	(0.2)	-	-	-
	(27.6)	(33.7)	(11.5)	(17.1)	(20.0)	(15.5)	2.2
Income before Taxes and Equity Earnings	(7.8)	2.4	20.5	29.1	22.6	19.7	21.7
Income Taxes	(4.3)	0.4	7.3	11.7	8.3	8.1	9.4
Income before Equity Earnings	(3.5)	2.0	13.2	17.4	14.4	11.6	12.2
Equity Earnings	(0.1)	0.1	(5.5)	0.9	2.7	2.3	(0.7)
Net Income	$ (3.6)	$ 2.1	$ 7.7	$ 18.3	$ 17.0	$ 13.9	$ 11.5
Adjusted EBITDA[(a)]	$ 61.8	$ 82.2	$ 78.8	$ 95.3	$ 90.8	$ 72.2	$ 51.7
Adjusted EBITDA Excluding Gains[(a)]	61.0	67.0	75.2	77.0	84.7	66.1	46.7

(a) See next page for Adjusted EBITDA reconciliation to Net Income (Loss)

24

Reconciliation of Non-GAAP Financial Measures

- Adjusted EBITDA reflects special items:
  - Executive severance adjustments of $0.4 million, $4.2 million, and $0.7 million in FY 2010, 2011 and 2012, respectively, and $2.5 million in Q3 2014
  - An adjustment for IPO related fees and expenses of $2.9 million in FY 2012
  - Impairment of our investment in Aeróleo in the first quarter of 2012 ($5.9 million)
  - A one-time charge related to operating leases on certain air medical helicopters in Q3 2013 of $2.0 million
  - A pre-tax impairment charge of $2.5 million in Q2 2014 representing a reserve against a note receivable
  - A pre-tax gain on the extinguishment of debt of $0.3 million related to the repurchase of a portion of our 7.75% Senior Notes in Q1 2015
  - A pre-tax gain of $12.9 million on the sale of our FBO in Alaska in Q2 2015
  - A pre-tax loss on the extinguishment of debt <$0.1 million related to the repurchase of a portion of our 7.75% Senior Notes in Q3 2015
- Historically, SEACOR charged its corporate costs and overhead charges to all of its operating divisions
  - These charges have been excluded from Adjusted EBITDA to more accurately reflect Era's historical results as if we had not been a SEACOR subsidiary

Historical EBITDA and Adjusted EBITDA

	Fiscal Year					9 Mos. Ended Sept 30,	
(USD$ in thousands)	2010	2011	2012	2013	2014	2014	2015
Net Income (Loss)	(3,639)	2,108	7,747	18,304	17,021	13,881	11,519
Depreciation	43,351	42,612	42,502	45,561	46,312	34,458	35,186
Interest Income	(109)	(738)	(910)	(591)	(540)	(418)	(800)
Interest Expense	94	1,376	10,648	18,050	14,778	11,222	9,547
Interest Expense on Advances	21,437	23,410	-	-	-	-	-
Income Tax Expense (Benefit)	(4,301)	434	7,298	11,727	8,285	8,130	9,426
EBITDA	56,833	69,202	67,285	93,051	85,856	67,273	64,878
SEACOR Management Fees	4,550	8,799	2,000	168	-	-	-
Special Items	379	4,171	9,552	2,045	4,919	4,919	(13,194)
Adjusted EBITDA	61,762	82,172	78,837	95,264	90,775	72,192	51,684
Gains on Asset Dispositions, Net ("Gains")	(764)	(15,172)	(3,612)	(18,301)	(6,101)	(6,072)	(4,959)
Adjusted EBITDA Excluding Gains	60,998	67,000	75,225	76,963	84,674	66,120	46,725

25

26 Quarterly Reconciliation of Non-GAAP Financial Measures Quarterly Historical EBITDA and Adjusted EBITDA Three Months Ended (USD$ in thousands) 30-Sep-14 31-Dec-14 31-Mar-15 30-Jun-15 30-Sep-15 Net Income (Loss) 4,311 3,140 (239) 11,105 653 Depreciation 11,746 11,854 11,602 11,398 12,186 Interest Income (130) (122) (251) (317) (232) Interest Expense 3,629 3,556 3,545 2,881 3,121 Income Tax Expense (Benefit) 2,868 155 (55) 8,138 1,343 EBITDA 22,424 18,583 14,602 33,205 17,071 Special Items 2,462 - (264) (12,946) 16 Adjusted EBITDA 24,886 18,583 14,338 20,259 17,087 Gains on Asset Dispositions, Net ("Gains") (42) (29) (3,388) 242 (1,813) Adjusted EBITDA Excluding Gains 24,844 18,554 10,950 20,501 15,274